3. PROPERTY AND EQUIPMENT (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Property And Equipment Tables
Lab and office equipment		$ 523,300	$ 465,778
Computer software		141,277	141,277
Leasehold improvements		940,103	940,103
Total gross		1,604,680	1,547,158
Less: accumulated depreciation and amortization		(825,383)	(686,226)
Net	$ 849,917	$ 779,297	$ 860,932